NATIONS FUND, INC.

                        Nations International Growth Fund

                    Prospectus Supplement dated June 30, 1997
                       to Prospectuses dated May 23, 1997


     Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson"), currently serves as the investment sub-adviser to Nations International Growth Fund (the "Fund"). After July 11, 1997, Gartmore Global Partners ("Gartmore") will replace Kleinwort Benson as investment sub-adviser to the Fund. NationsBanc Advisors, Inc. ("NBAI") will continue to serve as investment adviser to the Fund. The Board of Directors of the Fund has approved a sub-advisory agreement with Gartmore that is substantially identical to the agreement among the Fund, NBAI, and Kleinwort Benson. As such, for services provided, Gartmore will be entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of .40% of the Fund's average daily net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. In addition, the Board of Directors has approved an increase in the fees payable by NBAI to Gartmore to .70% of the Fund's average daily net assets. (Because sub-advisory fees are paid by NBAI, this proposed increase will not affect the total level of advisory fees paid by the Fund.) It is anticipated that shareholders of the Fund will vote on the proposed arrangement with Gartmore by the end of September, 1997.

     Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, N.A., and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment
Management plc, which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities own 100% of the equity of Gartmore Investment Management plc.

     Brian O'Neill will be the Portfolio Manager for Nations International Growth Fund. Mr. O'Neill is the Principal SeniorInvestment Manager of the Gartmore Global Portfolio Team. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field ofexpertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with a MA Honours degree in Political Economy.